EXHIBIT 10.9.5
							--------------

          THIS INSTRUMENT AND THE OBLIGATIONS REPRESENTED THEREBY IS SUBORDINATE IN ALL RESPECTS TO CERTAIN OBLIGATIONS OF CHEMPOWER, INC. AND ITS SUBSIDIARIES TO FIRST NATIONAL BANK OF OHIO, INCLUDING A PROMISSORY NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $15,700,000 DATED AS OF FEBRUARY 28, 1997.

                                   PLEDGE AGREEMENT
                                   ----------------
                              (American Eco Corporation)

                         THIS PLEDGE AGREEMENT (this "Pledge Agreement"), is made and entered into as of this 28th day of February, 1997 by and between AMERICAN ECO CORPORATION, an Ontario, Canada corporation ("Pledgor") and TOOMAS J. KUKK, his executors, administrators, successors, and assigns, as Agent (the "Agent") for TOOMAS J. KUKK and MARK L. ROCHESTER (jointly and severally, the "Principal Shareholders").

                         1.   Pledge. Pledgor hereby pledges to the Agent,
                              ------
          for the benefit of the Agent and the Principal Shareholders and its and their successors and assigns, and grants to the Agent a security interest in, the following property:

                         (a) All shares of capital stock of CHEMPOWER, INC., an Ohio corporation ("Chempower") issued and outstanding and owned by Pledgor on the date hereof, which Pledgor represents consist of the shares identified on the schedule attached hereto, and any shares of capital stock of Chempower issued in respect thereof, together with any dividends, splits, distributions, or related rights or proceeds of the foregoing;

                         (b) All shares of capital stock of Chempower issued and outstanding and owned by Pledgor at any time and from time to time hereafter during the term of this Pledge Agreement and any shares of capital stock of Chempower issued in respect thereof, together with any dividends, splits, distributions, or related rights or proceeds of the foregoing; and

                         (c) All contract rights of Pledgor, and any and all intangible rights associated therewith, existing on the date hereof and at any time and from time to time arising hereafter during the term of this Pledge Agreement in respect of the issuance or delivery to Pledgor of any shares of capital stock of Chempower (whether in the form of subscriptions, purchase agreements, options, warrants, stock bonuses, or other rights of any type or description for the acquisition by Pledgor of any such shares).

          The foregoing property is collateral (the "Collateral") for the payment in full when due of any and all obligations and indebtedness of Chempower and Pledgor to the Agent and for the due and punctual performance of all obligations, covenants, and agreements of Chempower and Pledgor under that certain Financing Agreement by and among Pledgor, Chempower, the Principal Shareholders, and the Agent of even date herewith (the "Financing Agreement") and under the transactions contemplated thereby, including but not limited to the Principal Shareholders' Note and the Principal Shareholders' Guaranty, as well as any and all obligations and indebtedness of Pledgor to Agent or the Principal Shareholders, created or incurred in the future as a result of further loans, accommodations, or otherwise (all such payment, performance, or indebtedness obligations, the "Obligations"). Pledgor warrants and represents that, except for limitations imposed by applicable securities laws, there are no restrictions upon the transfer of any of the Collateral and Pledgor has the full and unrestricted right to transfer the Collateral. Pledgor further warrants and represents that as of the date hereof Pledgor is the sole shareholder of Chempower.

                         Pledgor agrees to execute and deliver to the Agent, concurrent with execution hereof, each certificate evidencing shares of capital stock of Chempower issued and outstanding and owned by Pledgor on the date hereof, together with duty executed blank stock powers relating thereto. Pledgor agrees promptly to deposit hereunder with the Agent any additional certificates (accompanied by duly executed blank stock powers) evidencing additional shares of capital stock of Chempower that are issuable or deliverable to Pledgor hereafter during the term of this Pledge Agreement and constitute collateral hereunder, which shall stand pledged and assigned as Collateral for the Obligations in the same manner as the property pledged and delivered concurrent with the execution hereof.

                         2.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF
                              ---------------------------------------------
          PLEDGOR.
          -------

                         Pledgor hereby represents and warrants to, and covenants with, the Agent as follows:

                         (a) Except for the security interest and pledge hereunder, when the Collateral is delivered to the Agent, Pledgor will be the sole owner of the Collateral free from any lien, security interest, or encumbrance, and Pledgor will defend the Collateral against all claims and demands of any persons at any time claiming any interest therein;

                         (b) Pledgor will promptly pay any and all taxes, assessments, and governmental charges upon the Collateral prior to the date penalties attach thereto, except to the extent that such taxes, assessments, or charges shall be contested in good faith by Pledgor;

                         (c) Pledgor will not sell or otherwise assign, transfer, or dispose of the Collateral, or any interest therein;

                         (d) Pledgor will keep the Collateral free from any lien, security interest, or encumbrance;

                         (e) The Collateral is duly and validly issued, fully paid, and nonassessable; and

                         (f)  Pledgor is the sole shareholder of all
               outstanding shares of Chempower stock and will not permit the issuance of any additional shares of capital stock or debt securities of Chempower.

                         3.   VOTING POWER, DIVIDENDS, ETC.
                              ----------------------------

                         (a) Unless and until an Event of Default (as defined in the Financing Agreement) has occurred, Pledgor shall have the right to exercise all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall be entitled to receive and retain any dividends or distributions on the Collateral permitted by the Financing Agreement, if any, except the following:

                         (i)  stock dividends;

                         (ii) dividends payable in securities or other
               property (other than cash dividends);

                         (iii) dividends or distributions on dissolution or
               on partial or total liquidation or in connection with a reduction of capital, capital surplus, or paid-in surplus; and

                         (iv) other securities issued with respect to or in
               lieu of the Collateral (whether upon conversion of any convertible securities included therein or through stock split, spinoff, reclassification, merger, consolidation, sale of assets, combination of shares, or otherwise).

          From time to time upon receiving a written request from Pledgor accompanied by a certificate satisfactory to the Agent and signed by Pledgor stating that no Event of Default or event which with notice or passage of time or both would constitute an Event of Default (a "Possible Default") has occurred and is continuing, the Agent shall deliver to Pledgor, with respect to any Collateral then registered in the Agent's name, any assignments or orders necessary to insure payment to Pledgor or upon its order of all dividends, interest, and other payments and distributions to which Pledgor is entitled.

                         (b) If any Event of Default or Possible Default shall occur, regardless whether any holder of the Obligations exercises any available option to declare any of the Obligations due and payable or seeks or pursues any other remedy available under this Pledge Agreement or any agreement evidencing or securing any of the Obligations, then during the continuance of such Event of Default or Possible Default:

                         (i) The Agent, or its nominee or nominees, shall automatically, without further act on the part of any person, have the sole and exclusive right to exercise all voting, consensual, and other powers of ownership pertaining to the Collateral and shall exercise those powers in such manner as the Agent, in its sole discretion, shall determine to be necessary, appropriate, or advisable, and Pledgor shall execute and deliver to the Agent such authorizations, proxies, and other documents as the Agent may reasonably request to secure to the Agent the rights, powers, and authorities conferred upon the Agent by this Subsection (b); and

                         (ii) All dividends and other distributions in
               respect of the Collateral shall be paid directly to the Agent and retained by it as part of the Collateral, subject to the terms of this Pledge Agreement.

                         4.   DISPOSITION OF COLLATERAL AFTER AN EVENT OF
                              -------------------------------------------
          DEFAULT.
          -------

                         (a) If any Event of Default shall have occurred and be continuing and the amount of the Obligations shall have been declared due and payable, then, unless the Obligations shall have been paid in full at or before the time designated in the notice provided for in clauses (i) or (ii) of this Subsection (a) or at or before the time the action or suit provided for in clause (iii) of this Subsection (a) shall be commenced, the Agent may, in its sole discretion, without further demand, advertisement, or notice, except as expressly provided for in clauses (i) or (ii) of this Subsection (a): (y) apply the cash, if any, then held by it as Collateral for the purposes and in the manner provided in Section 5; and (z) if there shall be no such cash or the cash so applied shall be insufficient to make all payments provided in Subsections (a) and (b) of Section 5:

                         (i) Following compliance with the requirements of applicable law, retain the Collateral in satisfaction of the Obligations, and hold the Collateral so retained, absolutely free from any claim or right whatsoever (including, without limitation, any equity or right of redemption) of Pledgor, which Pledgor hereby specifically waives. Pledgor specifically agrees that advance written notice of a proposal by the Agent to retain the Collateral in satisfaction of the Obligations of no less than five (5) days is commercially reasonable and not objectionable; or

                         (ii) Sell the Collateral, or any part thereof, in one or more sales, at public or private sale, conducted by an officer or agent of, or auctioneer or attorney for, the Agent, at the Agent's place of business or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Agent shall in good faith determine, and the Agent or its nominee may be the purchaser of any or all of the Collateral so sold, and if the Agent or its nominee is the purchaser, the price therefor may be paid pursuant to a credit bid of the Agent or its nominee. Upon any such sale, the Agent shall have the right to deliver, assign, and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Agent) at any such sale shall hold the Collateral so sold, absolutely free from any claim or right whatsoever (including, without limitation, any equity or right of redemption) of Pledgor, which Pledgor hereby specifically waives. The Agent shall give Pledgor at least five (5) days advance written notice of any such public or private sale, and the Pledgor specifically agrees that notice so given is commercially reasonable. Any such public sale shall be held at such time or times during ordinary business hours as the Agent shall fix in the notice of such sale. At any such public or private sale, the Collateral may be sold in one lot as an entirety or in separate parcels. The Agent shall not be obligated to make any sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, the Collateral may again be sold under and pursuant to the provisions hereof; or

                         (iii) Proceed by an action at law or a suit in
               equity to foreclose upon this Pledge Agreement and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                         (b) If at any time when the Agent shall determine to exercise its right to sell all or any part of the Collateral pursuant to Subsection (a) of this Section 4, the Collateral, or the part thereof to be sold, shall not, for any reason whatsoever, be freely saleable under the Securities Act of 1933, as from time to time in effect (the "Securities Act"), the Agent, in its sole and absolute discretion, is hereby expressly authorized to sell the Collateral, or any part thereof, by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable in order that the sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event, the Agent, in its sole and absolute discretion: (x) may proceed to make such private sale notwithstanding that had registration statement for the purpose of registering the Collateral, or any part thereof, shall not have been filed under the Securities Act; (y) may approach and negotiate with a restricted number of potential purchasers to effect such sale; and (z) may restrict such sale to purchasers as to their number, nature of business, and investment intention, including, without limitation, to purchasers each of whom will represent and agree to the satisfaction of the Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof, it being understood that the Agent may require Pledgor, and Pledgor hereby agrees upon the written request of the Agent, to cause a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Collateral represented thereby has not been registered under the Securities Act and setting forth or referring to restrictions on the transferability thereof. In the event of any such private sale, Pledgor does hereby consent and agree that the Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Agent, in its sole and absolute discretion, may deem reasonable under the circumstances, notwithstanding the possibility that a higher price might be realized if the sale were public and deferred until after registration under the Securities Act.

                         (c)  The Agent, as attorney-in-fact pursuant to
          Section 6 hereof, may, in the name and stead of Pledgor, make and execute all conveyances, assignments, and transfers of the Collateral retained or sold pursuant to this Section 4. Pledgor shall, if so requested by the Agent, ratify and confirm any retention, sale, or sales by executing and delivering to the Agent, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Agent, be advisable for that purpose.

                         5.   APPLICATION OF PROCEEDS. The proceeds of any
                              -----------------------
          sale, or of collection, of all or any part of the Collateral shall be applied by the Agent, without any marshalling of assets, in the following order:

                         (a) First, to the payment of all the reasonable costs and expenses of sale, including without limitation, reasonable attorneys' fees and all other expenses, liabilities, and advances made or incurred by the Agent in connection therewith;

                         (b) Second, to the payment of the Obligations in such order as the Agent shall determine, until payment in full thereof; and

                         (c)  Finally, to the payment to Pledgor, its
               successors or assigns, or to other persons lawfully entitled to receive the proceeds, or as a court of competent jurisdiction may direct, of any surplus remaining after the payments referred to in Subsections (a) and (b) of this
               Section 5 shall have been made.

                         6.   THE AGENT APPOINTED ATTORNEY-IN-FACT. The
                              ------------------------------------
          Agent is hereby appointed the attorney-in-fact, with full power of substitution, of Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments that such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

                         7.   NO WAIVER. No failure on the part of the
                              ---------
          Agent to exercise, and no delay on the part of the Agent in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right, power, or remedy hereunder preclude any other or further right, power, or remedy hereunder. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

                         8.   TERMINATION OF PLEDGE. This Pledge Agreement
                              ---------------------
          shall terminate only upon the complete satisfaction of all the Obligations, whereupon the Agent shall assign, transfer, and deliver to Pledgor, or its assignees, without representation, warranty, or recourse, against appropriate receipts, all the Collateral, if any, then held by the Agent hereunder.

                         9.   SUCCESSORS AND ASSIGNS. This Pledge Agreement
                              ----------------------
          shall be binding upon and inure to the benefit of Pledgor and the Agent and their respective successors and assigns; provided, however, that the Agent shall not assign its rights under the Pledge Agreement except as may be provided in the Financing Agreement.

                         10.  ADDITIONAL INSTRUMENTS AND ASSURANCE. Pledgor
                              ------------------------------------
          hereby agrees, at Pledgor's own expense, to execute and deliver, from time to time, any and all instruments, and to perform any and all acts, as the Agent may reasonably request to effect the purposes of this Pledge Agreement and to secure to the Agent, and to all persons who may from time to time be the holder(s) of the Obligations, the benefits of all rights, authorities, and remedies of the Agent under this Pledge Agreement.

                         11.  FUTURE HOLDERS OF OBLIGATIONS. This Pledge
                              -----------------------------
          Agreement is for the benefit of any and all future holders of the Obligations in addition to the Agent, each of whom shall, without further act, become a party hereto by becoming a holder of any of the Obligations.

                         12.  MISCELLANEOUS. The notice provisions and
                              -------------
          other miscellaneous provisions of the Financing Agreement shall govern this Pledge Agreement.

                         13.  CUMULATIVE REMEDIES. The rights, powers, and
                              -------------------
          remedies provided herein in favor of the Agent shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights and remedies in favor of the Agent existing by agreement, at law, or in equity, including, without limitation, all of the rights, powers, and remedies available to a secured party under any law or regulation.

                         14.  SEVERABILITY. If any term or other provision
                              ------------
          of this Pledge Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Pledge Agreement will nevertheless remain in full force and effect to the same extent as if the invalid, illegal or unenforceable term or provision were not a part of this Pledge Agreement.

                         15.  DEFINED TERMS. Capitalized terms used but not
                              -------------
          defined herein shall have the meanings ascribed to them in the Financing Agreement.

                         IN WITNESS WHEREOF, the parties hereto have each caused this Pledge Agreement to be executed as of the day and year first above written.


                                        AMERICAN ECO CORPORATION


                                        By:/s/Michael E. McGinnis
                                           ------------------------------
                                           Name:Michael E. McGinnis
                                               -------------------------
                                           Title:President
                                                ------------------------



                                        AGENT:  TOOMAS J. KUKK


                                        By:/s/Toomas J. Kukk
                                           ------------------------------
                                           Name:  Toomas J. Kukk, As
                                             Agent for the Principal
                                             Shareholders

                                     SCHEDULE TO
                                   PLEDGE AGREEMENT
                                   ----------------



          Name of        Class of            Number of      Certificate
          Pledge Entity  Equity Securities   Shares Owned   No. (s)
          ------------   ----------------    ------------    -----------

          Chempower, Inc. Common

                                      EXHIBIT A
                                      ---------


                                             RESPECTIVE
          PRINCIPAL                          PERCENTAGE
          SHAREHOLDER                        INTEREST
          -----------                        ----------

          THOMAS J. KUKK                     49.9999805035%

          MARK L. ROCHESTER                  50.000001949685%